UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

WHEELING-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	Commission File Number 000-50300		55-0309927 (IRS Employer Identification No.)

1134 Market Street, Wheeling, WV		26003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (304) 234-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits.

Exhibit No.
99.1	Press release issued by Wheeling-Pittsburgh Corporation dated March 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 14, 2005
WHEELING-PITTSBURGH CORPORATION
	By:	/s/ Paul J. Mooney
Paul J. Mooney
Executive Vice President and Chief Financial Officer